UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

Barnes Group Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on May 3, 2024 (the “Annual Meeting”).

The Company’s stockholders considered three proposals at the Annual Meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2024. At the Annual Meeting, there were 47,465,358 shares of common stock of the Company present in person or virtually by live audio webcast or represented by proxy and entitled to vote. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

(1)	Election of ten directors.

The following individuals were elected to serve as directors for a term expiring at the 2025 Annual Meeting of Stockholders or upon the election and qualification of their successors, and the voting results for each of the director nominees were as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elijah K. Barnes	44,874,070	652,371	27,367	1,911,550
Jakki L. Haussler	44,784,319	752,768	16,721	1,911,550
Richard J. Hipple	44,728,974	806,875	17,959	1,911,550
Thomas J. Hook	45,304,730	227,044	22,034	1,911,550
Daphne E. Jones	45,326,526	208,613	18,669	1,911,550
Adam J. Katz	44,576,419	926,658	50,731	1,911,550
Neal J. Keating	45,216,768	319,371	17,669	1,911,550
Hans-Peter Männer	45,314,104	221,458	18,246	1,911,550
Anthony V. Nicolosi	45,310,117	224,088	19,603	1,911,550
JoAnna L. Sohovich	44,649,621	885,080	19,107	1,911,550

(2)	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024.

The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,772,652	1,670,730	21,976	0

(3)	Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers. The proposal was approved and the results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,397,825	9,110,835	45,148	1,911,550

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES GROUP INC.
(Registrant)

Date: May 09, 2024	By:	/s/ Jay B. Knoll
Jay B. Knoll Senior Vice President, General Counsel and Secretary